UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 3, 2017

RTI SURGICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-31271	59-3466543
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11621 Research Circle, Alachua, Florida		32615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (386) 418-8888 not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

Stock Option and Restricted Stock Grants. On May 3, 2017, the Compensation Committee approved awards of stock options and time-based restricted stock to certain executive officers of the Company pursuant to the 2015 Equity Incentive Plan (the “Plan”). The options are exercisable for $4.60 per share (the closing price on the date of grant) and will vest in five equal annual installments beginning on the first anniversary of the date of grant. The time-based restricted stock will vest in three equal annual installments beginning on the first anniversary of the date of grant. The time-based restricted stock awards and stock options are subject to accelerated vesting upon the occurrence of a “Change in Control” or termination without cause subject to certain conditions as provided in the Plan.

In 2016, the Company awarded performance-based restricted stock as part of the annual equity grant. During the past year the Company changed both the composition of its Board of Directors and its President and Chief Executive Officer. As a result, the Company is in the process of changing its strategies and the related long-term plans. During this transition period, the Compensation Committee agreed with management’s recommendation that the most appropriate approach to the annual equity award was a combination of time-based restricted stock and stock options, which would, they believe, promote both employee retention and focus on long-term value creation.

The table below sets forth the number of stock options and time-based restricted stock awarded to the Company’s chief executive officer, chief financial officer and “named executive officers” as reflected in the Company’s most recently-filed proxy statement:

Name	Office	Number of Options	Number of Restricted Stock
Camille Farhat	President and Chief Executive Officer; Director	—	—
Robert P. Jordheim	Executive Vice President and Chief Financial Officer	61,674	30,435
Johannes W. Louw	Vice President, Corporate Controller	26,432	13,043
Roger W. Rose	President, RTI Donor Services, Executive Vice President	39,461	13,000
John N. Varela	Executive Vice President Global Operations	48,458	23,913

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL, INC.

Date: May 8, 2017	By:	/s/ Robert P. Jordheim
	Name:	Robert P. Jordheim
	Title:	Executive Vice President and Chief Financial Officer